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                                                                    EXHIBIT 10.4

[Oracle Logo]

                          FULL USE SUBLICENSE ADDENDUM

This document (the "Addendum") is between Oracle Corporation ("Oracle") and Novistar, Inc. (the "Alliance Member") and shall be governed by the terms of the Oracle Alliance Agreement between the Alliance Member and Oracle effective February 18, 2000 (the "Agreement") and the terms set forth below.

1.   PROGRAM DISTRIBUTION

1.1  SUBLICENSE OF PROGRAMS AND TERMS

       The Alliance Member shall have the right to market and grant Sublicenses of Full Use Programs which are available in production release and listed on Oracle's Price List in effect at the time the Programs are ordered from Oracle to Sublicense to a Sublicensee; provided, however, the Alliance Member shall have no right to Sublicense any Programs designated as Oracle Applications Programs, Oracle Express Programs, Limited Production Programs or other Programs without the prior written consent of Oracle. The Alliance Member shall have the right to market and grant Sublicenses of Full Use Programs for use on Designated Systems in conjunction with the Integrated System to Sublicensees. Each copy of the Full Use Programs distributed shall be for the Sublicensee's own internal use in the Territory only on a single Designated System limited to a maximum number of Users.

       To acquire Programs for Sublicensing to Sublicensees, the Alliance Member shall order such Programs from Oracle. Each order shall specify the applicable Programs, maximum number of Users, computer/operating system configuration, fees, shipping location, and any other information required by Oracle for processing the order. Orders for Trial Sublicenses shall be clearly marked on the face of the Order Form.

1.2  DISTRIBUTION UNDER ORACLE AGREEMENT

       In addition to the Sublicense rights specified in Section 2.3.A of the Agreement and notwithstanding the terms of such Section and Section 2.3.B of the Agreement, the Alliance Member shall have the right to market and grant Sublicenses of Full Use Programs in conjunction with the Integrated System to Sublicensees under the then-current standard Oracle License Agreement which is located at http://alliance.oracle.com.

       With each order, the Alliance Member shall confirm that the Programs will be licensed to the Sublicensee subject to the terms of either an existing Software License and Services Agreement effective between the Sublicensee and Oracle, or the terms of the then-current standard Oracle License Agreement (the "Oracle Agreement"). As part of sublicensing under the Oracle Agreement, the Alliance Member shall obtain the Sublicensee's written or on-line agreement that the ordered Programs and services are subject to the terms and conditions of the Oracle Agreement.

       If the Sublicensee is a federal agency, the Alliance Member shall submit with each such order a written document executed by an authorized Sublicensee contracting officer which contains the following provision:
     "This is an open market order placed pursuant to terms identical to the terms and conditions of Oracle's General Services Administration (GSA) Schedule A Contract for Oracle Programs current as of the order date, with the exception of the maximum order limitations, discounts, maintenance, training units and other discounts specific to the applicable Oracle GSA Schedule. No other pre-printed or reference terms and conditions shall apply." This written document shall be deemed the applicable Oracle Agreement.

       The Alliance Member shall indemnify Oracle for any claims, damages, or losses arising from failure to obtain any Oracle Agreement.

       If the order specifies that the Programs are to be delivered to the Alliance Member, the Alliance Member shall have the right to re-deliver the Programs with their original packaging to the applicable Sublicensee.

1.3  FULL USE PROGRAMS

       For the purposes of this Addendum, "Full Use Programs" shall mean unaltered versions of the Programs with all functions intact.

1.4  VALUE-ADDED PACKAGE

       For the purposes of this Addendum, "Integrated System" shall mean the hardware and software products having Value-Added which are developed, sold, and/or licensed with the Programs to a Sublicensee by the Alliance Member to satisfy such Sublicensee's internal business requirements and objectives. For purposes of the Agreement, the Integrated System will be regarded as the Alliance Member's Value-Added Package which is described in the attached Value-Added Attachment. The Integrated System shall be regarded as "Value-Added" if the following materials are provided as part of the Integrated System by the Alliance Member: (a) non-Oracle developed software; (b) customized programming or customized consulting; or (c) other computer products or components.

1.5  TRIAL SUBLICENSES

       The Alliance Member shall be entitled to grant, at no charge, up to ten
     (10) temporary Trial Sublicenses of the Programs at any one time. Such Sublicenses shall be for evaluation purposes only and shall be for a period not to exceed thirty (30) days. The Alliance Member shall pay Oracle Sublicense fees for any Trial Sublicenses in excess of thirty (30) days. Each such Trial Sublicense shall be Sublicensed under a Sublicense agreement which provides for such trial use or under an Oracle Trial License Agreement, as the applicable Oracle Agreement.

1.6  NO DISTRIBUTORS

       The Alliance Member's right to market and grant Sublicenses of Full Use Programs hereunder shall be limited to the Alliance Member only. The Alliance Member shall not appoint any third party to distribute the Programs without Oracle's prior written consent.
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1.7  DOCUMENTATION
       Oracle shall deliver one copy of the applicable Documentation with each order of Programs for Sublicensing to Sublicensees.

2.  SUBLICENSE FEES

2.1  SUBLICENSE FEES AND RATE

       For each copy of the Programs Sublicensed by the Alliance Member, the Alliance Member agrees to pay Oracle a Sublicense fee for each such Program, as specified in the applicable Price List and Alliance Member Price List supplement to such Price List in effect at the time the applicable Programs are Sublicensed to a Sublicensee. Alliance Member's Sublicense fee shall be discounted in accordance with the Discount Schedule for License and Technical Support Fees attached hereto as Exhibit A. The Sublicense fee shall be calculated effective on the date of the Sublicense, which shall be the date the Programs are shipped by Oracle or the effective date of the order to Oracle for such Programs, if no shipment is required.

       Fees for Sublicense of Programs shall be due and payable thirty (30) days from the invoice date. The Alliance Member shall not be relieved of its obligation to pay Sublicense fees owed to Oracle by the nonpayment of such fees by the Sublicensee.

2.2  PRICE LIST

       As set forth in the Agreement, the applicable Price List for determining Sublicense fees shall be the standard Price List in effect at the time the Program is Sublicensed to a Sublicensee. However, pricing for any federal agency, pursuant to terms and conditions identical to the terms and conditions of Oracle's GSA Schedule A Contract for Oracle Programs current as of the order date, shall be based on Oracle's published GSA Price List.

       Notwithstanding any other provision of this Agreement, if the Alliance Member issues a written Sublicense quote and such quote is accepted by the applicable Sublicensee, for a period of ninety (90) days after the date of submission of the quote to the Sublicensee, the fee applicable to the Programs identified in the quote shall be based on the Price List in effect on such date.

2.3  USERS

       The fees for Sublicense of a Program shall be based and priced on the applicable User Level for the maximum number of Users for such Program, as specified in the Price List. The Alliance Member shall have the right to Sublicense on any User basis specified in the Price List in effect at the time the applicable Program is Sublicensed to a Sublicensee.

3.   TERM

       This Addendum shall become effective on the Effective Date of this Addendum and shall be valid for three (3) years (the "Term"), unless terminated as provided in the Agreement. Any renewal of this Addendum shall be subject to renegotiation of terms and fees.

4.   TERRITORY

       The Alliance Member shall have the right to market and grant Sublicenses of Full Use Programs in the United States only (the "Territory").

5.   TECHNICAL SUPPORT

5.1  TECHNICAL SUPPORT FOR SUBLICENSEES

       A Sublicensee may acquire Technical Support services for Full Use Programs Sublicensed under this Addendum from Oracle at Oracle's standard rates and fee in effect at the time such Technical Support services are ordered under an Oracle Technical Support Services Agreement or Oracle Agreement, as applicable.

5.2  TECHNICAL SUPPORT FEES

       Oracle agrees that the Alliance Member shall have the right to offer Oracle annual Technical Support services to Sublicensees in the United States that are currently acquiring Full Use Programs. The Alliance Member shall only offer Oracle Technical Support services with respect to the initial first year of Technical Support for a Sublicensed Program. The Alliance Member shall only offer Oracle annual Technical Support services to a Sublicensee provided that:

     A. Oracle receives from the Sublicensee an executed, standard Oracle Technical Support Services Agreement, Oracle Agreement, or other terms to govern the Technical Support services as agreed to in writing by Oracle and the Sublicensee;

     B.  The Full Use Programs are currently Sublicensed by the Alliance Member;

     C. The Alliance Member pays Oracle its required Sublicense fee for the applicable Sublicensed Programs as provided under the Agreement, and the Alliance Member pays Oracle the applicable Technical Support services fees as set forth herein in advance;

     D. The Alliance Member's Sublicense of the Full Use Programs coincides with the agreement to provide Technical Support Services for such Programs; and

     E. The net Technical Support services fees represent new Technical Support revenue to Oracle.

       The Technical Support services fees payable by Alliance Member as provided above shall be Oracle's standard rates for such services as provided under the Price List in effect at the time the Technical Support services are ordered, discounted in accordance with the Discount Schedule for License and Technical Support Fees attached hereto as Exhibit A.

6.   SUBLICENSE REPORTS

       With each order for Programs for Sublicense to a Sublicensee, the Alliance Member shall send Oracle a report detailing for each Sublicensed Full Use Program: Sublicensee name, address, make/model and operating system of the Designated System, Full Use Programs, maximum number of licensed Users, whether the Sublicense is a Trial Sublicense, total Program fees and Technical Support Fees due to Oracle and specific descriptions of the Integrated System and Value-Added.

7.   ADDITIONAL LICENSES

       During the Term, the Alliance Member may order production release versions of Oracle off-the-shelf Programs available as production release as of the Effective Date of this Addendum and listed on the Price List in effect as of such date. The license fee for Development Licenses shall be equal to Oracle's standard list license fees in effect when an order is placed. The Alliance Member shall have the right to order Programs for use as Marketing Support Licenses at no further charge to the Alliance Member. The Alliance Member may obtain Technical Support services from Oracle for such Programs under Oracle's applicable Technical Support fees and policies in effect when such services are ordered.

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The Effective Date of this Addendum shall be February 18, 2000.

EXECUTED BY THE ALLIANCE MEMBER:                    EXECUTED BY ORACLE CORPORATION:

Authorized Signature: /s/ Michael B. Smith          Authorized Signature: /s/ Shelley S. Curtis
                     -----------------------                              -----------------------------
Name: Michael B. Smith                              Name: Shelley S. Curtis
     ---------------------------------------             ----------------------------------------------
Title: Vice-President                               Title: Assistant General Counsel
      --------------------------------------              ---------------------------------------------

ORACLE
Oracle Corporation
500 Oracle Parkway
Redwood Shores, CA  94065
(650) 506-7000
Oracle is a registered trademark of Oracle Corporation.

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                                 AMENDMENT ONE
                                     TO THE
                          FULL USE SUBLICENSE ADDENDUM
                                    BETWEEN
                               ORACLE CORPORATION
                                      AND
                                 NOVISTAR, INC.

This document ("Amendment One"), shall serve to amend the Full Use Sublicense Addendum dated February 18, 2000 (the "Addendum") to the Oracle Alliance Agreement between Novistar, Inc. (the "Alliance Member") and Oracle Corporation ("Oracle") dated February 18, 2000 (the "Agreement").


The Addendum is amended as follows:

        1.  In the last sentence of Section 1.4, replace the word "and" before
            (c) with "or."


        2.  Add the following after the first sentence of Section 2.1:

                "Notwithstanding Section 1.1 of the Addendum, Oracle may consent in writing to, on a deal by deal basis and in Oracle's sole discretion, allowing Alliance Member to Sublicense the Oracle Financial Application Programs listed below to a Sublicensee subject to the terms and conditions of the Agreement. Alliance Member may grant Sublicenses of Full Use Oracle Financial Application Programs listed below which are available in production release and listed on Oracle's Price List in effect at the time such Financial Application Programs are ordered from Oracle to Sublicense. For each copy of the Oracle Financials Applications Programs Sublicensed by the Alliance Member, the Alliance Member agrees to pay Oracle a Sublicense fee equal to seventy-five percent (75%) of the applicable license fee for each such Program, as specified in the applicable Price List in effect at the time the applicable Programs are Sublicensed to a Sublicensee."

                    ORACLE FINANCIAL APPLICATIONS PROGRAMS

        ORACLE ENERGY GENERAL LEDGER
        ORACLE ENERGY PAYABLES
        ORACLE ENERGY RECEIVABLES/REVENUE ACCOUNTING
        ORACLE ENERGY FIXED ASSETS
        ORACLE ENERGY INVENTORY
        ORACLE ENERGY PURCHASING

                Notwithstanding Section 1.1 of the Addendum, Alliance Member shall have the right to Sublicense the Oracle Tutor Programs only to Sublicensees who have previously licensed, or are simultaneously licensing the Alliance Member Programs listed below. Such Sublicensing by Alliance Member of Oracle Tutor Programs shall be in accordance with the terms of the Agreement and the Tutor Program Order Form Attachment. Alliance Member may grant Sublicenses of Full Use Oracle Tutor Programs which are available in production release and listed on Oracle's Price List in effect at the time such Tutor Programs are ordered from Oracle to Sublicense. For each copy of the Oracle Tutor Programs Sublicensed by Alliance Member, Alliance Member agrees to pay Oracle a Sublicense fee equal to seventy-five percent (75%) of the applicable license fee for each such Program, as specified in the applicable Price List in effect at the time the applicable Programs are Sublicensed to a Sublicensee.

                           ALLIANCE MEMBER PROGRAMS

        PRODUCTION MANAGEMENT
        SETTLEMENT
        PARTNER BALANCING
        LAND AND CONCESSIONS
        SUPPLY PLANNING
        JOINT VENTURE ACCOUNTING
        AUTHORIZATION FOR EXPENDITURE
        REGULATORY REPORTING
        FIRST PURCHASER
        BASE
        UPA"

        3. Delete the second sentence of Section 7 and insert the following:

           "The license fee for Development Licenses shall be at a discount of fifty percent (50%) off Oracle's standard list license fees in effect when an order is placed."

        Other than the modifications set forth above, the terms and conditions of the Addendum remain unchanged, and in full force and effect.

        The Effective Date of this Amendment One is February 18, 2000.
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NOVISTAR, INC                            ORACLE CORPORATION


By: /s/ Michael B. Smith                   By: /s/ Shelley S. Curtis
   ------------------------                   -------------------------
Name:  Michael B. Smith                    Name:  Shelley S. Curtis
Title: Vice-President                      Title: Assistant General Counsel